Approach Resources Inc. FIRST QUARTER 2013 RESULTS MAY 2, 2013 Exhibit 99.2

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of management regarding plans, strategies, objectives, anticipated financial and operating results of the Company, including as to the Company’s Wolfcamp shale resource play, estimated resource potential and recoverability of the oil and gas, estimated reserves and drilling locations, capital expenditures, typical well results and well profiles, type curve, and production and operating expenses guidance included in the presentation. These statements are based on certain assumptions made by the Company based on management's experience and technical analyses, current conditions, anticipated future developments and other factors believed to be appropriate and believed to be reasonable by management. When used in this presentation, the words “will,” “potential,” “believe,” “intend,” “expect,” “may,” “should,” “anticipate,” “could,” “estimate,” “plan,” “predict,” “project,” “target,”
“profile,” “model” or their negatives, other similar expressions or the statements that include those words, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. In particular, careful consideration should be given to the cautionary statements and risk factors described in the Company's most recent
Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.  Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.
Cautionary Statements Regarding Oil & Gas Quantities
The Securities and Exchange Commission (“SEC”) permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC’s definitions for such terms, and price and cost sensitivities for such reserves, and prohibits disclosure of resources that do not constitute such reserves. The Company uses the terms “estimated ultimate recovery” or “EUR,” reserve or resource “potential,” and other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s rules may prohibit the Company from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved, probable and possible reserves and accordingly are subject to substantially greater risk of being actually realized by the Company.
EUR estimates, identified drilling locations and resource potential estimates have not been risked by the Company.  Actual locations drilled and quantities that may be ultimately recovered from the Company’s interest may differ substantially from the Company’s estimates.  There is no commitment by the Company to drill all of the drilling locations that have been attributed these quantities.  Factors affecting ultimate recovery include the scope of the Company’s ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability of drilling and completion services and equipment, drilling results, lease expirations, regulatory approval and actual drilling results, as well as geological and mechanical factors  Estimates of unproved reserves, type/decline curves, per well EUR and resource potential may change significantly as development of the Company’s oil and gas assets provides additional data.
Type/decline curves, estimated EURs, resource potential, recovery factors and well costs represent Company estimates based on evaluation of petrophysical analysis, core data and well logs, well performance from  limited drilling and recompletion results and seismic data, and have not been reviewed by independent engineers. These are presented as hypothetical recoveries if assumptions and estimates regarding recoverable hydrocarbons, recovery factors and costs prove correct. The Company has very limited production experience with these projects, and accordingly, such estimates may change significantly as results from more wells are evaluated.  Estimates of resource potential and EURs do not constitute reserves, but constitute estimates of contingent resources which the SEC has determined are too speculative to include in SEC filings. Unless otherwise noted, IRR estimates are before taxes and assume NYMEX forward-curve oil and gas pricing and Company-generated EUR and decline curve estimates based on Company drilling and completion cost estimates that do not include land, seismic or G&A costs.

WOLFCAMP OIL SHALE RESOURCE PLAY
PANGEA WEST
SCHLEICHER CO.
PROJECT PANGEA
CROCKETT CO.

APPROACH RESOURCES

Company Overview
•
Enterprise value $1 BN
•
High quality reserve base
•
Permian core operating area
•
2013 capital program of $260 MM
AREX OVERVIEW ASSET OVERVIEW
Notes: Proved reserves and acreage as of 12/31/2012 and 3/31/2013, respectively. All Boe and Mcfe calculations are based on a 6 to 1 conversion ratio.
Enterprise value is equal to market capitalization using the closing share price of $22.83 per share on 4/26/2013, plus net debt as of 3/31/2013.
95.5 MMBoe proved reserves
99% Permian Basin
167,000 gross (148,000 net) acres
1+ BnBoe gross, unrisked resource
potential
2,000+ Identified HZ drilling locations
targeting the Wolfcamp A/B/C
Running 3 HZ rigs in the Wolfcamp shale
play
Targeting 30%+ production growth

1Q13 Operational Highlights
• Total production increase to 8.4 MBoe/d (    15% since 1Q12)
• Drilled 10 wells and completed 5 HZ wells during 1Q13; completed additional 5 HZ wells shortly after 1Q13
• Testing stacked laterals in A/B benches in Pangea West and north Pangea
• Field infrastructure projects in north Project Pangea near completion.  Infrastructure projects and completion optimization driving well costs lower ($MM)
• Began flowing oil down 38-mile JV pipeline in early April 2013.  Anticipated benefits include efficient transportation of growing oil production, reducing transportation differential and optionality to access markets with higher price realizations
• Optimizing completion design and testing reduced number of frac stages
$6.40
$6.10 - $6.00
$6.00 - $5.50
$4.00
$5.00
$6.00
$7.00
$8.00
2H'12 1Q'13 2Q'13E

Oil growing as a percentage of production ( 63% since 1Q12)

1Q13 Financial Highlights
Growing Revenues
and Lower Costs
• Revenues of $36.3 MM ( 19% since 1Q12)
• Total operating costs and expenses of $41.99/Boe ( 11% since 4Q12)
• Net loss of $0.3 MM or $0.01 per diluted share
• Adjusted net income (non-GAAP) of $2.4 MM or $0.06 per diluted share
Significant Cash
Flow
• EBITDAX (non-GAAP) of $24.4 MM ( 17% since 1Q12)
• Cash flow from operations of $29.6 MM
Strong Balance
Sheet and Liquidity
to Develop
HZ Wolfcamp Shale
• Borrowing base increased to $315 MM from $280 MM as of May 1
• Liquidity of $163 MM pro forma for borrowing base increase
• Debt-to-capital of 19% (1Q13)
HIGHLIGHTS
Strong Balance Sheet and Liquidity to Develop
HZ Wolfcamp Shale
Notes: See “Adjusted Net Income,” “EBITDAX” and “Liquidity” slides in appendix.
st

Oil & Liquids-Weighted Reserves, Production & Revenue
YE12 RESERVE MIX BY COMMODITY 1Q13 PRODUCTION MIX BY COMMODITY
1Q13 REVENUE MIX BY COMMODITY
95.3
MMBoe
$36.3
MM
8.4
MBoe/d
70%
17%
12%
Oil NGLs Gas
39%
30%
31%
Oil NGLs Gas
41%
28%
31%
Oil NGLs Gas

UPTON
REAGAN
IRION
SCHLEICHER
CROCKETT
SUTTON
PXD
APA
DVN
EOG
COP
SAMSON
AREX
Pangea West
EP ENERGY
BHP
FST
HIGHMOUNT
Pangea
MPO

APPROACH RESOURCES

AREX Wolfcamp Oil Shale Resource Play
Plan to drill ~ 35 to 40 HZ wells with 3 rigs
Testing “stacked-wellbore” development and
optimizing well spacing and completion
design
Decrease well costs and increase efficiencies
when field infrastructure projects are
completed
PERMAIN CORE OPERATING AREA
2013 OPERATIONS
Large, primarily contiguous acreage
position with oil-rich, multiple pay zones
Large, primarily contiguous acreage position
Oil-rich, multiple pay zones
167,000 gross (148,000 net) acres
Low acreage cost ~$500 per acre
2,096 Identified HZ Wolfcamp locations
targeting the Wolfcamp A, B & C

940+ MMBoe gross, unrisked HZ Wolfcamp
resource potential

UNIVERSITY
9-15-1
devon
Pangea West
5701
Approach
University
40-1302H
eog resources
University
45 A 1401
Approach
Baker
A 112
Approach
University
56-6 1
Approach
~20 miles
~17 miles
~9 miles
~7 miles
~14 miles
Wolfcamp
A
Wolfcamp
B
Wolfcamp
C

APPROACH RESOURCES

Wolfcamp Oil Shale Play WOLFCAMP SHALE – WIDESPREAD, THICK, CONSISTENT & REPEATABLE 8

Midland Basin
Delaware Basin
Eastern Shelf
Central Basin Platform
Val Verde Basin
Winkler
Ector
Ward
Crane
Pecos
Sterling
Coke
Tom Green
Schleicher
Terrell
75% Oil (2 wells)
74% Oil (10 wells)
82% Oil (19 wells)
79% Oil (72) wells)
> 9,000'
7,000' – 9,000'
7,000' – 8,000'
5,500' – 7,000'
Average Oil = 79%
Total Data Points = 103 wells
Ouachita
Marathon
Thrust
Belt

APPROACH RESOURCES

HZ Wolfcamp – 79% of IP is Oil Source: Publicly available regulatory filings, company presentations. 9

HZ TARGETS & RESOURCE POTENTIAL

HZ WOLFCAMP TARGET	Wolfcamp A	Wolfcamp B	Wolfcamp C
Identified locations	703	690	703
EUR (MBoe)	450	450	450
Gross Resource Potential (MMBoe)	**316**	**310**	**316**

940+ MMBoe Total Gross Resource Potential

AREX Baker A 112
5500
5600
5700
5800
5900
6000
6100
6200
6300
6400
6500
Wolfcamp Top
Wolfcamp A
Wolfcamp B
Wolfcamp C

APPROACH RESOURCES

Exhibit 99.2 Wolfcamp Stacked Pay Zones Notes: Identified locations based on multi-bench development and 120-acre spacing. No locations assigned to south Project Pangea. 10

X-Section View
(heel to toe)
Allows maximum volumes of
shale reservoir to be fraced
Multiple Lateral Stacking – Effective Frac Volumes
A Bench
B Bench
C Bench
660’
481’
481’
CHEVRON STACKING DEVELOPMENT PATTERN

Reagan
Irion
Crockett
Schleicher
Sutton
Pangea West
▪ 18,000 gross acres
▪ Pad drilling with A/B and A/C "stacked" wellbores
▪ 3-D Seismic acquisition completed. Data processing in progress
▪ Targeting HZ pilot well in 3Q'13
▪ 3-D seismic interpretation completed
▪ HZ pilot wells WOC
North & Central Pangea
▪ 89,000 gross acres
▪ Pad drilling with A/B & A/C "stacked" laterals
▪ Infrastructure 2Q'13 in North Pangea → D&C target cost $5.5 MM
South Pangea
▪ 59,000 gross acres
▪ Continuing completion design improvement
Lauffer 1306
Chandler 4403
Bailey 316
Childress 608
Davidson 3406
Legend
Vertical Producer
HZ Producer
HZ – Waiting on Completion
HZ – Drilling
HZ – Permit

APPROACH RESOURCES

AREX HZ Wolfcamp Activity 12 Notes: Acreage as of 3/31/2013.

Daily Production (BOE including NGLs)

APPROACH RESOURCES

HZ Wolfcamp Well Performance

0
100
200
300
400
500
600
700
800
900
1,000
1,100
1,200
0 60
120
180 240 300 360
420 480
Daily Production Data from
AREX Recent 7 Horizontal Wells
450 MBoe Type Curve
Daily Production Data from
AREX A Bench Wells
Time (Days)
CONTINUED STRONG WELLS RESULTS – TRACKING ABOVE THE TYPE CURVE
B Bench well data
45 A 701H
45 D 902H
45 C 803H
45 B 2401H
45 E 1101H
45 F 2301H
45 F 2302H
45 C 805H
45 C 804H
45 F 2303H
45 F 2304H
45 A 703H
45 B 2403H
45 B 2402H
CT J 1003H
45 C 806H
PW 6507H
PW 6601H
PW 6602H
B Bench Wells A Bench Wells
Legend
A Bench well data
450 MBoe Type
Curve
45 E 1102H
45 G 2208H
45 G 2209H
45 G 2216H
45 G 2217H
Baker B 206H
Baker B 207H
Recent B bench well
data from 7 wells

AREX HZ Wolfcamp Economics

Notes: Identified locations based on multi-bench development and 120-acre spacing for HZ Wolfcamp.  No locations assigned to south Project Pangea.
Play Type
Horizontal
Wolfcamp
Avg. EUR (gross) 450 MBoe
Targeted Well Cost $5.5 MM
Potential Locations 2,096
Gross Resource
Potential
940+ MMBoe
BTAX IRR SENSITIVITIES
• Horizontal drilling improves recoveries and
returns
• Multiple, stacked horizontal targets
• 7,000’+ lateral length
• ~80% of EUR made up of oil and NGLs
• 3 HZ rigs running in Project Pangea / Pangea
West
0
10
40
50
60
70
80
350 400 450 500 550
$100 / bbl $90 / bbl $80 / bbl $70 / bbl
20
30
Well EUR (MBoe)

AREX Drilling Locations, Targets & Resource Potential

Notes: Potential locations based on 120-acre spacing for HZ Wolfcamp, 20-acre spacing for Vertical Wolffork, 20 to 40-acre spacing for Vertical Wolffork
Recompletions and 40-acre spacing for Vertical Canyon Wolffork. No Wolfcamp or Wolffork locations assigned to south Project Pangea.
TARGET
DRLLING
DEPTH (FT.)
EUR
(MBoe)
IDENTIFIED
LOCATIONS
GROSS
RESOURCE
POTENTIAL
Horizontal
Wolfcamp
Wolfcamp A
7,000+
(lateral length)
450 703 316,350
Wolfcamp B
7,000+
(lateral length)
450 690 310,500
Wolfcamp C
7,000+
(lateral length)
450 703 316,350
Total HZ 2,096 943,200
Vertical
Wolffork
Recompletions,
Wolffork &
Canyon Wolffork
< 7,500 to
< 8,500
93 to 193 887 124,594
1.1 BnBoe Total Gross Resource Potential
Multiple Decades of HZ Drilling Inventory

Receipt Point
Receipt Point
Receipt Point
Receipt Point
PW Pit
PW 5701
Big Lake Station
AREX JV
38-Mile Oil Pipeline
100,000 Bbls/d Capacity
1401
BLK 45 N Compressor
BLK 45 N Pit
42-15-7X
Midway Truck Station
WTG Low Pressure line
BLK 45 S Compressor
190 Pit
BLK 42 Pit
Baker Pit
CT Compressor
BLK 45 DCP Tap
Baker DCP Taps
West 2106
CTM 904
Cinco Terry Pit
Childress Pit
Gas gathering line
DCP Line
BLK 54 Compressor
BLK 54 Pit
DCP Line
Lauffer Compressor
JCT Compressor
Approach Compressor
Childress Pit
Rousselot Pit
OZONA
DCP
Processing Plants

APPROACH RESOURCES

Infrastructure for Large-Scale  Development

• Reducing D&C Cost to $5.5 MM or lower
• Reducing LOE
• Minimizing truck traffic and surface disturbance
• Increasing project profit margin
Pangea
West
North & Central Pangea
South Pangea
Schleicher Crockett
Irion
Reagan
Sutton

Infrastructure & Equipment Projects

• Safely and securely transport water across Project Pangea and Pangea West
• Reduce time and money spent on water hauling and disposal and truck traffic
• Expected savings from water transfer equipment ~$0.1 MM/HZ well
• Expected savings from SWD system ~$0.45 MM/HZ well
• Expected company-wide LOE savings ±$0.4 MM per month
• Replace rental equipment and contractors with Company-owned and operated equipment and personnel; reduce money spent on flowback operations
• Expected savings from flowback equipment ~$0.1 MM/HZ well
• Expected LOE savings from gas lift system $6,300/HZ per month
• Facilitate large-scale field development
• Reduce fresh water use and water costs
• Expected savings from non-potable water source ~$0.45 MM/HZ well
• Efficiently transport crude oil to market and reduce inventory
• Reduce oil transportation differential to an estimated $2.50/Bbl – $4.00/Bbl
Purchasing and installing water
transfer equipment
Drilling and/or converting SWD
wells
Purchasing and installing flowback
equipment
Securing water supply
Testing non-potable water and
recycling flowback water
Installing crude takeaway lines
Purchased oil hauling trucks
BENEFITS
Infrastructure and equipment projects are key to large-scale field development and to reducing D&C costs as well as LOE cost
PROJECTS

Creating Value Through Growth
•
Concentrated geographic footprint in the Midland Basin
•
Strong growth track record at competitive costs
•
Detailed technical evaluation led to discovery of growth potential in the
Wolfcamp oil shale resource play
•
Rigorous pilot program de-risked ~107,000 gross acres
•
2013 Focus
18
Hitting $5.5 MM HZ well cost target in 2Q’13
Testing multi-bench “stacked” laterals and closer well spacing
Transition to full-field development

Financial Information NON-GAAP RECONCILIATIONS

2013 Capital Budget
•
2013 Capital budget $260 MM, approx. 90% for HZ Wolfcamp
•
3 HZ rigs in the Wolfcamp shale
•
Targeting 30%+ production growth
Key takeaways:
• 2013 Production guidance 3.6 MMBoe – 3.9 MMBoe
• 2013E Production mix 70% liquids
• Targeting Wolfcamp A, B and C
• Optimizing well spacing and completion design
2013 capital program provides flexibility to develop Wolfcamp oil shale and monitor commodity prices and service costs
Increase in oil production drives expected increase in cash flow
Borrowing base increase to $315 MM strengthens liquidity

•
Testing “stacked-wellbore” development

2013 Operating and Financial Guidance
2013 GUIDANCE
2013 Guidance
Production
Total (MBoe) 3,600 – 3,900
Percent Oil & NGLs 70%
Operating costs and expenses ($/per Boe)
Lease operating $ 7.00 – 8.00
Production and ad valorem taxes $ 3.00 – 4.50
Exploration $ 2.00 – 3.00
General and administrative $ 7.00 – 8.50
Depletion, depreciation and amortization $ 20.00 – 24.00
Capital expenditures ($MM) Approximately $260
•
2Q13 Production guidance 9.3 MBoe/d – 9.6 MBoe/d

Hedge Position
CURRENT HEDGE POSITION
Commodity and Time Period Type Volume Price
Crude Oil
2013 Collar 650 Bbls/d $90.00/Bbl - $105.80/Bbl
2013 Collar 450 Bbls/d $90.00/Bbl - $101.45/Bbl
2013 (1) Collar 1,200 Bbls/d $90.35/Bbl - $100.35/Bbl
2014 Collar 550 Bbls/d $90.00/Bbl - $105.50/Bbl
Crude Oil Basis Differential
(Midland/Cushing)
2013 (2) Swap 2,300 Bbls/d $1.10/Bbl
Natural Gas
2013 Swap 200,000 MMBtu/month $3.54/MMBtu
2013 Swap 190,000 MMBtu/month $3.80/MMBtu
2013 (3) Collar 100,000 MMBtu/month $4.00/MMBtu - $4.36/MMBtu
2014 Swap 360,000 MMBtu/month $4.18/MMBtu
(1) February 2013 – December 2013
(2) March 2013 – December 2013
(3) May 2013 – December 2013
• Prudent hedging program protects cash flow and returns as well as capital budget activities
53% of FY’13 oil hedged at $90.17/Bbl x $102.19/Bbl
81% of FY’13 gas hedged at weighted average floor of $3.72/MMBtu

Adjusted Net Income (unaudited)

The amounts included in the calculation of adjusted net income and adjusted net income per diluted share below were computed in accordance with GAAP.
We believe adjusted net income and adjusted net income per diluted share are useful to investors because they provide readers with a more meaningful measure of our profitability before recording certain items whose timing or amount cannot be reasonably determined.  However, these measures are provided in addition to, and not as an alternative for, and should be read in conjunction with, the information contained in our financial statements prepared in accordance with GAAP (including the notes), included in our SEC filings and posted on our website.
The following table provides a reconciliation of adjusted net income to net (loss) income for the three months ended March 31, 2013 and 2012, respectively.
(in thousands, except per-share amounts)
Three Ended
March 31,
2013 2012
Net (loss) income $ (347) $ 1,714
Adjustments for certain items:
Unrealized loss on commodity derivatives 4,100 2,672
Related income tax effect (1,394) (908)
Adjusted net income $ 2,359 $ 3,478
Adjusted net income per diluted share $ 0.06 $ 0.10

EBITDAX (unaudited)
The following table provides a reconciliation of EBITDAX to net (loss) income for the three months ended March 31, 2013 and 2012, respectively.
(in thousands, except per-share amounts)
Three Months Ended
March 31,
2013
2012
Net (loss) income $ (347) $ 1,171
Exploration 260 1,287
Depletion, depreciation and amortization 17,056 11,030
Share-based compensation 2,257 2,232
Unrealized loss on commodity derivatives 4,100 2,672
Interest expense, net 1,229 887
Income tax (benefit) provision (187) 982
EBITDAX $ 24,368 $ 20,804
EBITDAX per diluted share $ 0.63 $ 0.62
We define EBITDAX as net income, plus (1) exploration expense, (2) depletion, depreciation and amortization expense, (3) share-based compensation expense, (4) unrealized loss on commodity derivatives, (5) interest expense and (6) income taxes. EBITDAX is not a measure of net income or cash flow as determined by GAAP. The amounts included in the calculation of EBITDAX were computed in accordance with GAAP.  EBITDAX is presented herein and reconciled to the GAAP measure of net income because of its wide acceptance by the investment community as a financial indicator of a company's ability to internally fund development and exploration activities.  This measure is provided in addition to, and not as an alternative for, and should be read in conjunction with, the information contained in our financial statements prepared in accordance with GAAP (including the notes), included in our SEC filings and posted on our website.

Liquidity
(in thousands) March 31, 2013
Pro Forma
March 31, 2013
Borrowing base $ 280,000 $ 315,000
Cash and cash equivalents 594 594
Long-term debt (152,250) (152,250)
Unused letters of credit (325) (325)
Liquidity $ 128,019 $ 163,019
(in thousands) March 31, 2013 December 31, 2012
Long-term debt $ 152,250 $ 106,000
Total stockholders’ equity 635,211 633,468
$ 787,461 $ 739,468
Long-term debt-to-
capital 19.3% 14.3%
indicator of the Company’s ability to fund development and exploration activities.  Liquidity has limitations, and can vary from year to year for the Company and can vary among companies based on what is or is not included in the measurement on a company’s financial statements. Liquidity is provided in addition to, and not as an alternative for, and should be read in conjunction with, the information contained in our financial statements prepared in accordance with GAAP (including the notes), included in our SEC filings and posted on our website.  The table below summarizes our liquidity at March 31, 2013, and our liquidity at March 31, 2013, on a pro forma basis to give effect to our May 1, 2013, borrowing base increase.
(GAAP). We use the long-term debt-to-capital ratio as a measurement of our overall financial leverage. However, this ratio has limitations. This ratio can vary from year-to-year for the Company and can vary among companies based on what is or is not included in the ratio on a company’s financial statements. This ratio is provided in addition to, and not as an alternative for, and should be read in conjunction with, the information contained in our financial statements prepared in accordance with GAAP (including the notes), included in our SEC filings and posted on our website.  The table below summarizes our long-term debt-to-capital ratio at March 31, 2013, and December 31, 2012.
Liquidity (unaudited) is calculated by adding the net funds available under our revolving credit facility and cash and cash equivalents. We use liquidity as an
Long-term debt-to-capital ratio (unaudited) is calculated by dividing long-term debt (GAAP) by the sum of total stockholders’ equity (GAAP) and long-term debt

Contact Information MEGAN P. HAYS Manager, Investor Relations & Corporate Communications 817.989.9000 x2108 mhays@approachresources.com www.approachresources.com